Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2025
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Restricted Cash
20. Cash, Cash Equivalents and Restricted Cash
The following table shows the breakdown of cash, cash equivalents and restricted cash as of December 31, 2025 and 2024:

	December 31, 2024	December 31, 2025
	(in thousands)
Cash, Cash Equivalents and Restricted Cash
Cash and cash equivalents	$130,455	$154,674
Cash and cash equivalents held by VIE	366	276
Restricted cash	8,976	49,921
Total cash, cash equivalents and restricted cash	$139,797	$204,871
Amounts included in restricted cash represent cash held in blocked deposit accounts as required in accordance with the terms of certain of the Company's secured term loans with banking institutions, and cash held by PT Navigator Khatulistiwa, the Company’s Indonesian joint venture. As of December 31, 2025, $49.9 million was classified as restricted (December 31, 2024: $9.0 million).